File Nos. 33-12381 and 811-5047

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ X ]

               Pre-Effective Amendment No.    _______    [   ]

               Post-Effective Amendment No.    15       [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                              OF 1940                    [ X ]

               Amendment No.     16                     [ X ]

                   TAX-FREE FUND OF COLORADO
       (Exact Name of Registrant as Specified in Charter)

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
            (Address of Principal Executive Offices)

                          (212) 697-6666
                (Registrant's Telephone Number)

                        EDWARD M.W. HINES
                 Hollyer Brady Smith Troxell
                 Barrett Rockett Hines & Mone LLP
                  551 Fifth Avenue, 27th Floor
                     New York, New York 10176
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
 ___
[___]  immediately upon filing pursuant to paragraph (b)
[_X_]  on (May 1, 2000) pursuant to paragraph (b)
[___]  60 days after filing pursuant to paragraph (a)(i)
[_ _]  on (date) pursuant to paragraph (a)(i)
[___]  75 days after filing pursuant to paragraph (a)(ii)
[___] on (date) pursuant to paragraph (a)(ii) of Rule 485. [___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

                         Tax-Free Fund of Colorado
                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
                 800-USA-COL2 * (800-872-2652)
                          212-697-6666

                           Prospectus


Class A Shares                                    May 1, 2000
Class C Shares



        Tax-Free Fund of Colorado is a mutual fund that seeks to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Colorado state and Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Fund's
Shareholder Servicing Agent:

     PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
                  Call 800 872-2651 toll free

           For general inquiries & yield information
          Call 800-872-2652 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND MAIN RISKS

"What is the Fund's objective?"

        The Fund's objective is to provide you as high a level of current income exempt from Colorado state and regular federal income taxes as is consistent with preservation of capital.

"What is the Fund's investment strategy?"

        The Fund invests in tax-free municipal obligations which pay interest exempt from Colorado state and Federal income taxes. We call these "Colorado Obligations." In general, all or almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 8 and 12 years.





   At the time of purchase, an obligation must be considered
"investment grade."

        The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

        The interest paid on certain types of Colorado Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Fund's net assets must be invested in tax-exempt Colorado Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

     The Fund's assets, being primarily or entirely Colorado issues, are subject to economic and other conditions affecting Colorado. Adverse local events, such as a downturn in the Colorado economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed-income debt securities such as Colorado Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Colorado Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Colorado Obligations, are subject to interest rate risk. Colorado Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

      Credit risk relates to the ability of the particular issuers of the Colorado Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     {The value of Colorado Obligations will fluctuate with changes in interest rates. Their value will normally decrease if interest rates increase.}

     An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                   TAX-FREE FUND OF COLORADO
          RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Fund of Colorado by showing changes in performance of the Fund's Class A Shares from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five and ten years compare to a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



[Bar Chart]
Annual Total Returns
1990-1999

15%                              13.28
          10.96     11.10         XXXX
10%       XXXX  9.00  XXXX        XXXX        7.21
    6.55  XXXX  XXXX  XXXX        XXXX        XXXX
5%  XXXX  XXXX  XXXX  XXXX        XXXX        XXXX  4.92
    XXXX  XXXX  XXXX  XXXX        XXXX  3.78  XXXX  XXXX
0%  XXXX  XXXX  XXXX  XXXX        XXXX  XXXX  XXXX  XXXX
    XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX -0.84
-5% XXXX  XXXX  XXXX  XXXX -3.80  XXXX  XXXX  XXXX  XXXX  XXXX
  1990  1991  1992  1993  1994  1995  1996  1997  1998  1990
                             Calendar Years


During the 10-year period shown in the bar chart, the highest return for a quarter was 5.45% (quarter ended March 31, 1995) and the lowest return for a quarter was -4.82% (quarter ended March 31, 1994).

Note: The Fund's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.



                     Average Annual Total Return

                                                       Since
For the Period Ended     1-Year    5-Year    10-Years  inception
December 31, 1999

Tax-Free Fund of Colorado
Class A Shares (1)            -4.78%   4.70%   5.65%   6.02%*

Tax-Free Fund of Colorado
Class C Shares                -2.68%***  N/A   N/A    3.25%**

Lehman Brothers Quality Intermediate
Municipal Bond Index****
                        0.29%    N/A    N/A      6.51%
                                            (Class A)
                                                 4.97
                                             (Class C)


(1) The average annual total returns do reflect the maximum 4% sales load.

*From commencement of operations on May 21, 1987.

**From commencement of new class of shares on April 30, 1996.

***The average annual total return for Class C Shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

****The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States.




                   TAX-FREE FUND OF COLORADO
                 FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                   Class A        Class C
                                   Shares         Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)          4.00%          None

Maximum Deferred Sales Charge (Load).....None(1)  1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
or Distributions
(as a percentage of offering price)......None          None
Redemption Fees..........................None          None
Exchange Fees............................None          None


Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)


Management Fees ..........................0.50%   0.50%
Distribution and/or
Service (12b-1) Fee ........     .........0.05%   0.75%
All Other Expenses:
 Service Fee........................None          0.25%
 Other Expenses (3).................0.21%    0.21%
   Total All Other Expenses (3)...........0.21%   0.46%
Total Annual Fund
 Operating Expenses (3)...................0.75%   1.71%

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and 0.50 of 1% during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if redeemed during the first 12 months after purchase.

(3) Does not reflect a 0.01% offset in Fund expenses received in the year ended December 31, 1999 for uninvested cash balances. Reflecting this offset for that year, other expenses, all other expenses and total annual Fund operating expenses were 0.20%, 0.20% and 0.75%, respectively, for Class A Shares; for Class C Shares, these expenses were 0.20%, 0.45% and 1.70%, respectively.



Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



              1 year    3 years   5 years   10 years
Class A Shares..........$475       $633      $805      $1,305
Class C Shares..........$274       $539      $928      $1,524(4)

You would pay the following expenses if you did not redeem your Class C shares:

Class C Shares..........$174  $539      $928      $1,524(4)


(4) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                INVESTMENT OF THE FUNDS'S ASSETS

"Is the Fund right for me?"

     The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Colorado state and regular Federal income taxes.

Colorado Obligations

        The Fund invests in Colorado Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Colorado income taxes. They include obligations of Colorado issuers and certain non-Colorado issuers, of any maturity.

        At the time of purchase, the Fund's Colorado Obligations must be of investment grade quality. This means that they must either be rated within the four highest credit ratings assigned by Moody's
       Investors Service, Inc. or Standard & Poor's Corporation or,

      if unrated, be determined to be of comparable quality by the Fund's
       Sub-Adviser, KPM Investment Management, Inc.

        The obligations of non-Colorado issuers that the Fund can purchase as Colorado Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Colorado income taxes. The Fund purchases the obligations of these issuers only when obligations of Colorado issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

          *    obtaining funds for general operating expenses,
          *    refunding outstanding obligations,
          * obtaining funds for loans to other public institutions and facilities, and
          * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

          *    tax, revenue or bond anticipation notes,
          *    construction loan notes,
          * project notes, which sometimes carry a U.S. government guarantee,
          * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
          *    floating and variable rate demand notes.

                   TAX-FREE FUND OF COLORADO

[PICTURE]
Poudre Valley Hospital
[PICTURE]
E-470 Tollway
[PICTURE]
Aurora Community College
[PICTURE]
University of Colorado
[PICTURE]
Platte River Power Authority
[PICTURE]
Snowmass Village
  [PICTURE]

        The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Colorado. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations which financed these particular projects were included in the Fund's portfolio as of February 29, 2000 and together represented 8.4% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"What factors may affect the value of the Fund's investments and their yields?"

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Colorado Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Colorado Obligations?"

     The following is a discussion of the general factors that might influence the ability of Colorado issuers to repay principal and interest when due on Colorado Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     There are two principal classifications of municipal bonds: "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes.

     Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

     There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, which presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without electoral approval.

     In 1992, an amendment to the Constitution of the State of Colorado was approved and went into effect. In general, the effect of the amendment was to limit the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations and raise taxes.

     Colorado's economy is diversified and the state has become the services center for the Rocky Mountain region. The state's economy includes agriculture, manufacturing (especially high technology and communications), construction, tourism (ski resorts and national parks) and mining
(primarily oil production). Colorado has recovered from economic difficulties experienced during the past several years, which caused state government revenue shortfalls at that time.

     Employment in Colorado is diversified among communications, services, trade, government and manufacturing. Employment growth in Colorado has exceeded that of the United States as a whole since 1989.

                        FUND MANAGEMENT

"How is the Fund managed?"

     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to KPM Investment Management, Inc., the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund, or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

     The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, arranging for the purchase and the sale of securities held in the portfolio of the Fund and, at the Sub-Adviser's expense, pricing of the Fund's portfolio daily.

        Under the Advisory and Administration Agreement, the Fund pays the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of
0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the part of the current Distribution Plan which applies only to the Front-Payment Class ("Class A") of shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name), the annual management fee shall be payable at the annual rate of 0.50 of 1% of such net asset value up to $250 million and at the annual rate of 0.40 of 1% of such net asset value above that amount. The shareholders of the Fund are now being asked to approve changes to the Fund's management agreement that if adopted will provide for level payment rates (no reduction) in management fees regardless of asset size of the Fund. If these proposals are approved and are implemented, or if the previously approved changes are implemented, the Prospectus will be supplemented.

Information about the Sub-Adviser and the Manager

        The Sub-Adviser, with a local office at One Norwest Center, 1700 Lincoln Street, Denver Colorado 80203 , is a wholly-owned subsidiary of KFS Corporation, a member of the Mutual of Omaha Companies. The Fund's portfolio is managed in the Sub-Adviser's Denver office. Founded in 1981, the Sub-Adviser provides discretionary equity, fixed-income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net worth individuals and currently manages over $647 million of clients' assets.

     Mr. Christopher Johns is the Fund's portfolio manager. Mr. Johns is First Vice President and has been a Vice President of the Sub-Adviser since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Norwest Bank, Denver) when it acted as investment adviser to the Fund. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

        Mr. Robert Schultz is the back-up portfolio manager and research analyst. He has 10 years' experience with fixed-income securities having worked at John Nuveen & Company and U.S. Bancorp Piper Jaffray in Chicago. He has an MBA from Loyola University (Chicago) and a BS in Finance from Miami University (Ohio).

     The Sub-Adviser has its primary office at 10250 Regency Circle, Omaha, NE 68114 Since 1983, the Sub-Adviser has been wholly-owned by Mutual of Omaha Insurance Company, whose principal office is at Mutual of Omaha Plaza, Omaha, NE 68175.

     The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of March 31, 2000, these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

                   NET ASSET VALUE PER SHARE

        The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Colorado Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                           PURCHASES

"Are there alternate purchase plans?"

     The Fund provides individuals with alternate ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Colorado Obligations. You should choose the class that best suits your own circumstances and needs.

"Can I purchase shares of the Fund?"

     You can purchase shares of the Fund if you live in Colorado or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Colorado, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class A and C Shares are available only in:

Colorado * Arizona * California * District of Columbia
*Florida * Georgia * Hawaii * Indiana * Maryland * Minnesota * Missouri * Nevada * New Jersey * New York * Texas
* Virginia * West Virginia

        If you are a resident of New Mexico, Washington or Wisconsin you may purchase Class A Shares only.

"How much money do I need to invest?"

Option I

*    Initially, $1,000.


* Subsequently, any amount (for investments in shares of the same class).

  Option II

*    $50 or more if an Automatic Investment Program is established.

*    Subsequently, in any amount you specify ($50 or more).

* You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

        Under either option your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase the Fund's shares:

* through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

* The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Fund's shares?")

In either instance, all purchases of Class A Shares are subject to the applicable sales charge.

Opening an Account                Adding to An Account

* Make out a check for             * Make out a check for
the investment amount              the investment amount
payable to                         payable to
Tax-Free Fund of                   Tax-Free Fund
Colorado.                          of Colorado.

*Complete the Application          * Fill out the pre-printed
included with the Prospectus,      stub attached
indicating the features            to the Fund's
you wish to authorize.             confirmations,
                                   or supply the name(s)
                                                                 of account
                                   owner(s),
                                   the account number, and
                                   the name of the
                                   Fund.

Send your check and                Send your check and
completed application              account information
to your dealer or                  to your dealer or
to the Fund's                      to the Fund's
Agent, PFPC Inc.                   Agent, PFPC Inc.

     Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

        Before you can transfer funds electronically, the Fund's Agent must have your completed application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                   REDEEMING YOUR INVESTMENT

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     If you own both Class A and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

     Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

          - Class C Shares held for less than 12 months (from the date of purchase); and

          -    CDSC Class A Shares.

     Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, Delaware 19809

By telephone, call:

800-872-2651

By FAX, send
instructions to:

302-791-3055

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

You may request expedited redemption for any shares not issued in certificate form in two ways:

     1 By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified;
     or

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                     Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification


     Note: Check the accuracy of your confirmation statements immediately. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s)

     account number

     amount to be redeemed

     any payment directions

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Fund's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Fund's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and (3) a stock assignment form.

     To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

     member of a national securities exchange

     U.S. bank or trust company

     state-chartered savings bank

     federally chartered savings and loan association

     foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

     A notary public is not an acceptable signature guarantor.

     Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

     account name(s)

     account number

     dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

     signature(s) of the registered shareholder(s); and

     signature guarantee(s), if required, as indicated above.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption          Method of Payment             Charges

Under $1,000        Check                         None

$1,000 or more      Check or, if and              None
                    as you requested on your
                    application or Ready
                    Access Features Form,
                    wired or transferred
                    through the Automated
                    Clearing House to your
                    Financial Institution account

Through a broker
/dealer             Check or wire, to your        None,
broker/dealer                 however, your
                                                  broker/dealer
may
                                                  charge a fee

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

        The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

        Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

     If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

     Yes, but it is only available for Class A Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                    ALTERNATE PURCHASE PLANS

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

     In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Colorado Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                    Class A Shares           Class C Shares
                    "Front-Payment Shares"   "Level-Payment
                                             Shares"

Initial Sales       Class A Shares are       None. Class C
Charge              offered at net asset     Shares are offered
                    value plus a maximum     at net asset value
                    sales charge of 4%,      with no sales
                    paid at the time of      charge payable at
                    purchase. Thus,          the time of
                    your investment is       purchase.
                    reduced by the
                    applicable sales
                    charge.

Contingent          None (except for         A maximum CDSC of
Deferred Sales      certain purchases of     1% is imposed upon
Charge ("CDSC")     $1 million or more).     the redemption of
                                             Class C Shares held
                                             for less than 12
                                             months. No CDSC
                                             applies to Class C
                                             shares acquired
                                             through the
                                             reinvestment of
                                             dividends or
                                             distributions.

Distribution and    An asset retention       Level charge for
Service Fees        service fee of 0.05      distribution and
                    of 1% is imposed on      service fees for 6
                    the average annual       years after the
                                             date
                    net assets               of purchase at the
                    represented by the       aggregate annual
                    Class A Shares.          rate of 1% of the
                                             average net assets
                                             represented by the
                                             Class C Shares.

Other Information   The initial sales'       Class C Shares,
                    charge is waived or      together with a pro
reduced in some          rata portion of all
                    cases. Larger            Class C Shares
                    purchases qualify        acquired through
                    for lower sales          reinvestment of
                    charges.                 dividends and other
                                             distributions paid
                                             in additional Class
                                             C Shares,
                                             automatically
                                             convert to Class A
                                             Shares after 6
                                             years.

Systematic Payroll Investments

        You can make systematic investments into either Class A or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the application included with this Prospectus. Once your application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Fund's shares?"

Class A Shares Offering Price      Class C Shares Offering Price

   Net asset value per share          Net asset value per share
plus the applicable sales charge

     You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser" is:

          *    an individual;

          * an individual, together with her or her spouse, and/or any children under 21 years of age purchasing shares for their account;

          * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

          * a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.

                          II               III
                    Sales Charge as     Sales Charge as
                    Percentage of       Approximate
      I             Public              Percentage of
Amount of Purchase  Offering Price      Amount Invested

Less than $25,000   4.00%               4.17%
$25,000 but less
  than $50,000      3.75%               3.90%
$50,000 but less
  than $100,000     3.50%               3.63%
$100,000 but less
  than $250,000     3.25%               3.36%
$250,000 but less
  than $500,000     3.00%               3.09%
$500,000 but less
  than $1,000,000   2.50%               2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00% or $400
(Column II).    ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase). ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class A Shares issued under the following circumstances:

               (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

               (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

        You will pay 1% of the shares' redemption or purchase value , whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that redemption value if you redeem within the third or fourth year.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

     Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the Application) is received by the Distributor.

     General

     Class A Shares may be purchased without a sales charge by certain classes of purchasers.

     Certain Investment Companies

        If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days in Class A Shares of the Fund without paying a sales charge. You can get additional information from the Distributor.

"What are the sales, service and distribution charges for Class C Shares?"

*    No sales charge at time of purchase.

* Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

     Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

* No CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

     Broker/Dealer Compensation - Class C Shares

        The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

"What about confirmations?"

     A statement will be mailed to you confirming each purchase of shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Service Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

          (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

          (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

        Pursuant to the Plan, the Fund makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers, or others who have (i) rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's shares or (ii) assisted in the servicing of shareholder accounts.

        For any fiscal year, these payments may not exceed 0.05 of 1% for Class A Shares and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Because these distributions and fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The shareholders of the Fund are being asked to approve changes to the Fund's Distribution Plan that if adopted will permit increases in the permitted rate of payments with respect to Class A Shares up to 0.15 of 1%. There is however, no current intention to increase that the actual rate above current levels. If the proposals are approved the Prospectus will be supplemented when and if the rate is increased.

     For any class, these payments are made only from the assets allocable to that class.

Shareholder Services Plan for Class C Shares

        The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund's assets represented by Class C Shares.

        Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

   "Transfer on Death"("TOD") Registration (Both Classes)

        The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                  DIVIDENDS AND DISTRIBUTIONS

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

               1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

               2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

   "How are dividends and distributions paid?"

        Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.

        You may choose to have all or any part of the payments for dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

        You can make any of these elections on the Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

        All shareholders, whether their dividends and distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Fund.

        If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

                        TAX INFORMATION

     Net investment income includes income from Colorado Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate "exempt-interest dividends" by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

        It is possible that, under certain circumstances, a small portion of dividends paid by the Fund will be subject to income taxes. During the Fund's fiscal year ended December 31, 1999, 97.47% of the Fund's dividends with respect to Class A Shares and 96.16% of its dividends with respect to Class C Shares were exempt-interest dividends. For the calendar year 1999, 1.41% of total dividends paid with respect to Class A Shares and 2.15% of dividends with respect to Class C Shares were taxable as ordinary income and 1.12% and 1.70%, respectively, were taxable as long-term capital gains. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Fund's tax-exempt income during the dividend period.

     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses.

        The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay "exempt-interest dividends" to its shareholders. "Exempt-interest dividends" derived from net income earned by the Fund on Colorado Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including "exempt-interest dividends" from the Fund) received or acquired during the year.

     The Fund will treat as ordinary income in the year received certain gains on Colorado Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed, but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Colorado Obligations will be deemed long- or short-term, depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

        Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Fund.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Colorado Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Colorado Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Colorado taxes?"

        Dividends and distributions made by the Fund to Colorado individuals, trusts, estates and corporations subject to the Colorado income tax will generally be treated for Colorado income tax purposes in the same manner as they are treated under the Internal Revenue Code for Federal income tax purposes. Since the Fund may, except as indicated below, purchase only Colorado Obligations (which, as defined, means obligations, including those of non-Colorado issuers, of any maturity which pay interest which, in the opinion of counsel, is exempt from regular Federal income taxes and Colorado income taxes), none of the exempt-interest dividends paid by the Fund will be subject to Colorado income tax. The Fund may also pay "short-term gains distributions" and "long-term gains distributions," each as discussed under "Dividends and Distributions" above. Under Colorado income tax law, each short-term gains distribution will be treated as a short-term gain and each long-term gains distribution will be treated as a long-term capital gain. The only investment which the Fund may make other than in Colorado Obligations is in futures and options on them. Any gains on futures and options (including gains imputed under the Code) paid as part or all of a short-term gains distribution or a long-term gains distribution will be taxed as indicated above.

     Persons or entities who are not Colorado residents should not be subject to Colorado income taxation on dividends and distributions made by the Fund unless the nonresident employs his or her interest in the Fund in a business, trade, profession or occupation carried on in Colorado but may be subject to other state and local taxes. As intangibles, shares of the Fund will be exempt from Colorado property taxes.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.



                    TAX-FREE FUND OF COLORADO
                      FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Fund's financial performance for the designated period s of the Fund's operations. Certain information reflects financial results for a single
Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.



                         Class A(1)                   Class C(2)
                         Year ended December 31,      Year Ended
                                                       December 31,
                         1999    1998    1997     1999    1998    1997
Net Asset Value, Beginning
  of Period ............ $10.63  $10.62  $10.41   $10.61  $10.60  $10.41

Income from Investment
  Operations:
  Net investment income . .0.46    0.47    0.50     0.36   0.37    0.40
  Net gain (loss) on
    securities (both
    realized and
    unrealized) ........ .(0.55)   0.04    0.23    (0.54)  0.04    0.21

  Total from Investment
    Operations ......... .(0.09)   0.51    0.73    (0.18)  0.41    0.61

Less Distributions:
  Dividends from net
    investment income ..  (0.48)  (0.46)  (0.52)   (0.38) (0.36)  (0.42)
  Distributions from
    capital gains ......  (0.08)  (0.04)    -      (0.08)  (0.04)    -

  Total Distributions ... (0.56)  (0.50)  (0.52)   (0.46)  (0.40)  (0.42)

Net Asset Value, End of
  Period ................$9.98  $10.63  $10.62   $9.97   $10.61  $10.60

Total Return (not reflecting
  sales charge)(%) ..... .(0.84)  4.92    7.21   (1.70)   3.92     5.99

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)  .....190,698  208,771  216,321   1,932  1,328  1,036

  Ratio of Expenses to
     Average Net
     Assets (%) ........  0.76   0.75    0.75      1.70  1.69  1.69
  Ratio of Net Investment
    Income to Average Net
    Assets (%) ......... .4.41  4.47  4.78      3.44    3.50    3.81
Portfolio Turnover
  Rate (%) .............13.08  15.20  22.66    13.08  15.20  22.66

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee for 1996 and 1995 were:

  Ratio of Expenses
   to Average Net Assets(%)
                         -      -       -           -     -        -
  Ratio of Net Investment
   Income(Loss) to
   Average Net Assets(%) -    -          -          -     -        -

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

Ratio of Expenses to
  Average Net Assets(%)  0.75   0.73   0.72     1.69   1.68   1.66


     Class A(1)                 Class C(2)
    Year Ended             Year Ended      Period (3)
   December 31,            December 31,    Ended
                                           12/31/96
1996     1995                   1997
$10.56   $9.82                 $10.41          $10.31
0.52      0.54                   0.40            0.28
(0.13)    0.74                   0.21            0.12
0.39      1.28                   0.61            0.40
(0.54)   (0.54)                 (0.42)          (0.30)
 -    -         -                -                -
(0.54)   (0.54)                 (0.42)          (0.30)
$10.41  $10.56                $10.60           $10.41
3.78     13.28                  5.99             3.78+
214,392   219,306              1,036           915
0.70      0.64                  1.69             1.65*
5.02     5.20                   3.81             4.07*
10.96   14.20                 22.66            10.96
0.74     0.76                    -               1.69*
4.98     5.08                    -               4.03*
0.69     0.63                   1.66             1.64*

(1) Designated as Class A Shares on April 30, 1996.

(2) New Class of Shares established on April 30, 1996.

(3) For the period from April 30, 1996 through December 31, 1996.

+ Not annualized.

* Annualized.



                APPLICATION FOR TAX-FREE FUND OF COLORADO
                   FOR CLASS A OR CLASS C SHARES ONLY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                PFPC Inc.
                 400 Bellevue Parkway, Wilmington, DE 19809
                          800-872-2651

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*  Use lines 1&2
___For a Minor Use line 3
___For Trust, Corporation, Partnership or other Entity Use line 4
 * Joint accounts will be Joint tenants with rights of survivorship unless otherwise specified.
**  Uniform Gifts/Transfers to Minors Act.

Please type or print name(s) exactly as account is to be registered 1.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.________________________________________________________________
Custodian's First Name      Middle Initial          Last Name
Custodian for ____________________________________________________
                Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** _____________________________________
            Name of State         Minor's Social Security Number
4. ____________________________________________________
   ____________________________________________________
(Name of corporation or organization. If a trust, include the name(s) of trustees in which account will be registered and the name and date of the trust instrument. An account for a pension or profit sharing plan or trust may be registered in the name of the plan or trust itself.)
___________________________________________________________________
 Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

____________________________________________________
  Street or PO Box                           City
_______________________________(______)______________
  State           Zip          Daytime Phone Number

Occupation:________________________Employer:________________________

Employer's Address:__________________________________________________
                          Street Address:            City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

_______________________   _____________________________
Dealer Name               Branch Number
_______________________   _____________________________
Street Address            Rep. Number/Name
_______________________   (_______)_____________________
  City    State    Zip     Area Code        Telephone


STEP 2
PURCHASES OF SHARES

A. INITIAL INVESTMENT

Indicate method of payment (For either method, make check payment to: TAX-FREE FUND OF COLORADO)

Indicate class of shares:
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES.
  __ Initial Investment $_________ (Minimum $1,000)
  __ Automatic Investment $________ (Minimum $50)
For Automatic Investment of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.


B. DISTRIBUTIONS
Income dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless otherwise indicated below.

You can have any portion of either type reinvested, with the balance paid in cash, by indicating a percent below:

 Income dividends are to be: ___%Reinvested  ___%Paid in cash*

Capital gains distributions are to be: ___%Reinvested  ___%Paid in cash*


___ Deposit directly into my/our Financial Institution account. ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Fund of Colorado Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling toll-free at 1-800-872-2651. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. LETTER OF INTENT

APPLICABLE TO CLASS A SHARES ONLY.
See Terms of Letter of Intent and Escrow at the end of this application___ Yes ___ No

I/We intend to invest in Class A Shares of the Fund during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___  $25,000   ___  $50,000    ___ $100,000   ___ $250,000
___  $500,000


D. AUTOMATIC WITHDRAWAL PLAN

(Minimum investment $5,000)
APPLICABLE TO CLASS A SHARES ONLY.

Application must be received in good order at least 2 weeks prior to first actual liquidation date. (Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc. ("the Agent") is authorized to redeem sufficient shares from this account at the then current net asset value, in accordance with the terms below:

Dollar amount of each withdrawal $ ______________beginning________________
 .
                                    Minimum: $50             Month/Year
Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

_______________________________
____________________________________
First Name  Middle Initial  Last Name   Financial Institution Name
_______________________________
____________________________________
Street                                  Financial Institution Street
Address
_______________________________
____________________________________
City      State         Zip             City            State         Zip


____________________________________
Financial Institution Account Number


E. TELEPHONE EXCHANGE  (Check appropriate box)
___ Yes ___ No
This option allows you to effect exchanges among accounts in your name within the Aquila SM Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this authorization.


F. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________  ____________________________________
Account Registration             Financial Institution Account Number


_________________________        _____________________________________
Financial Institution Name       Financial Institution Transit/Routing
                                                               Number
_______________________________  _____________________________________
Street                            City            State          Zip


STEP 4 Section A
DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number _____________________________________

Name and Address where my/our account is maintained

Name of Financial Institution______________________________________________

Street Address_____________________________________________________________

City___________________________________________State _________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
         (Signature)                                    (Date)

______________________________________________
        (Please Print)
X_____________________________________________  __________________
         (Signature)                                    (Date)


                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila
Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4
Section B

SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such number has been issued, and a number has been or will soon be applied for; if a number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
Corporate Officer, Partner,    Title                               Date
Trustee, etc.

* For trusts, corporations or associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-872-2652 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.


TERMS OF LETTER OF INTENT AND ESCROW

      By checking Box 3c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

      The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

      The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

      The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if necessary),3% of
the dollar amount specified in the Letter of Intent (computed     to the
nearest full share) shall be held in escrow in shares of the     Fund by
the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 3c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan")as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice(in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any success or transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly,a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
KPM Investment Management, Inc.
1700 Lincoln Street, Suite 1300
Denver, Colorado 80203

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Gary C. Cornia
Diana P. Herrmann
John C. Lucking
Anne J. Mills
J. William Weeks

OFFICERS
Diana P. Herrmann, President
James M. McCullough, Senior Vice President
Jerry G. McGrew, Senior Vice President
Jean M. Smith, Vice President
Jessica L. Wiltshire, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

        You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-872-2651 (toll- free ).

        In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-5047.

                        TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks...................................
Risk/Return Bar Chart and Performance Table .....
Fees and Expenses of the Fund...................
Investment of the Fund's Assets.................
Fund Management.................................
Net Asset Value Per Share........................
Purchases .......................................
Redeeming Your Investment........................
Alternate Purchase Plans.........................
Dividends and Distributors......................
Tax Information..................................
Financial Highlights.............................
Application and Letter of Intent


AQUILA
[LOGO]
Tax-Free Fund
of
Colorado

[LOGO]

One of The
Aquilasm Group Of Funds

A tax-free
income investment

                           PROSPECTUS


To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Fund, or to make shareholder inquiries call:

            the Fund's Shareholder Servicing Agent at
                     800-872-2651 toll free

                      or you can write to:

                            PFPC Inc
                      400 Bellevue Parkway
                      Wilmington, DE 19809

For general inquiries and yield information, call 800-872-2652 or 212-697-6666

This Prospectus should be read and retained for future reference

                         Tax-Free Fund of Colorado
                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
                 800-USA-COL2 * (800-872-2652)
                          212-697-6666

                           Prospectus


Class Y Shares                                    May 1, 2000
Class I Shares



      Tax-Free Fund of Colorado is a mutual fund that seeks to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Colorado state and Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Fund's
Shareholder Servicing Agent:

    PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809
                  Call 800-872-2651 toll free

           For general inquiries & yield information
          Call 800-872-2652 toll free or 212-697-6666


The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND MAIN RISKS

"What is the Fund's objective?"

     The Fund's objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Fund's investment strategy?"

        The Fund invests in tax-free municipal obligations which pay interest exempt from Colorado state and Federal income taxes. We call these "Colorado Obligations." In general, all or almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 8 and 12 years.

        At the time of purchase, an obligation must be considered
"investment grade."

        The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

        The interest paid on certain types of Colorado Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Fund's net assets must be invested in tax-exempt Colorado Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

        The Fund's assets, being primarily or entirely Colorado issues, are subject to economic and other conditions affecting Colorado. Adverse local events, such as a downturn in the Colorado economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed- income debt securities such as Colorado Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Colorado Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Colorado Obligations, are subject to interest rate risk. Colorado Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Colorado Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

        An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                   TAX-FREE FUND OF COLORADO
          RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Fund of Colorado by showing changes in performance of the Fund's Class Y Shares from year to year over a three-year period and by showing how the Fund's average annual returns for the periods covering one-year and since inception compare to a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



[Bar Chart]
Annual Total Returns
1997-1999

8%        7.65
          XXXX
6%        XXXX
          XXXX  4.97%
4%        XXXX  XXXX
          XXXX  XXXX
2%        XXXX  XXXX
          XXXX  XXXX
0%        XXXX  XXXX  XXXX
                     -0.79
          1997  1998  1999
     Calendar Years



During the period shown in the bar chart, the highest return for a quarter was 2.72% (quarter ended September 30, 1998) and the lowest return for a quarter was -1.69% (quarter ended June 30, 1999).






                      Average Annual Total Return

                                       Since
For the Period Ended     1-Year    inception*
December 31, 1999

Tax-Free Fund of Colorado
Class Y Shares                -0.79%     4.80%

Tax-Free Fund of Colorado
Class I Shares **             N/A       N/A

Lehman Brothers Quality Intermediate
Municipal Bond Index ***      0.29%     4.97%



*From commencement of class on April 30, 1996.

**Commencement of Class I Shares was on January 31, 1998. To date, no Class I Shares have been sold.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade investment-term municipal securities of issuers throughout the United States.

                   TAX-FREE FUND OF COLORADO
                 FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No Class I Shares are currently outstanding.





                                        Class I        Class Y
                                        Shares         Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases.........................None           None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load).........None           None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)........None           None
Redemption Fees..............................None           None
Exchange Fee....... .........................None           None


Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fees .............................0.50%     0.50%
Distribution and/or
Service (12b-1) Fee.................        .0.10%(1)  None
All Other Expenses (2).......................0.39%     0.21%
Total Annual Fund Operating Expenses (2).....0.99%     0.71%


(1) Current rate; up to 0.25% can be authorized.

(2) Does not reflect a 0.01% offset in Fund expenses received in the year ended December 31, 1999 for uninvested cash balances. Reflecting this offset for that year, all other expenses and total annual Fund operating expenses were 0.38% and 0.98%, respectively, for Class I Shares; for Class Y Shares, these expenses were 0.20% and 0.70%, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.14%; Class Y Shares bear only the common charges of 0.14% and an allocation for transfer agent services of 0.07%


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 year    3 years   5 years    10 years
Class I Shares......      101      $315      $547      $1,213
Class Y Shares...........$ 73      $227      $395        $883


                INVESTMENT OF THE FUNDS'S ASSETS

"Is the Fund right for me?"

        The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Colorado state and regular Federal income taxes.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

Colorado Obligations

        The Fund invests in Colorado Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Colorado income taxes. They include obligations of Colorado issuers and certain non-Colorado issuers, of any maturity.

        At the time of purchase, the Fund's Colorado Obligations must be of investment grade quality. This means that they must either be rated within the four highest credit ratings assigned by Moody's
       Investors Service, Inc. or Standard & Poor's Corporation or,

      if unrated, be determined to be of comparable quality by the Fund's
       Sub-Adviser, KPM Investment Management, Inc.

        The obligations of non-Colorado issuers that the Fund can purchase as Colorado Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Colorado income taxes. The Fund purchases the obligations of these issuers only when obligations of Colorado issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

          *    obtaining funds for general operating expenses,
          *    refunding outstanding obligations,
          * obtaining funds for loans to other public institutions and facilities, and
          * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

          *    tax, revenue or bond anticipation notes,
          *    construction loan notes,
          * project notes, which sometimes carry a U.S. Government guarantee,
    * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
    * floating and variable rate demand notes.

"What factors may affect the value of the Fund's investments and their yields?"

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Colorado Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Colorado Obligations?"

     The following is a discussion of the general factors that might influence the ability of Colorado issuers to repay principal and interest when due on Colorado Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     There are two principal classifications of municipal bonds: "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes.

     Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

     There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, which presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without electoral approval.

     In 1992, an amendment to the Constitution of the State of Colorado was approved and went into effect. In general, the effect of the amendment was to limit the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations and raise taxes.

     Colorado's economy is diversified and the state has become the services center for the Rocky Mountain region. The state's economy includes agriculture, manufacturing (especially high technology and communications), construction, tourism (ski resorts and national parks) and mining
(primarily oil production). Colorado has recovered from economic difficulties experienced during the past several years, which caused state government revenue shortfalls at that time.

     Employment in Colorado is diversified among communications, services, trade, government and manufacturing. Employment growth in Colorado has exceeded that of the United States as a whole since 1989.

FUND MANAGEMENT

"How is the Fund managed?"

     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to KPM Investment Management, Inc., the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

      The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, arranging for the purchase and the sale of securities held in the portfolio of the Fund and, at the Sub-Adviser's expense, pricing of the Fund's portfolio daily.

        Under the Advisory and Administration Agreement, the Fund pays the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of
0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the part of the current Distribution Plan which applies only to the Front-Payment Class ("Class A") of shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name), the annual management fee shall be payable at the annual rate of 0.50 of 1% of such net asset value up to $250 million and at the annual rate of 0.40 of 1% of such net asset value above that amount. The shareholders of the Fund are now being asked to approve changes to the Fund's management agreement that if adopted will provide for level payment rates (no reduction) in management fees regardless of asset size of the Fund. If these proposals are approved and are implemented, or if the previously approved changes are implemented, the Prospectus will be supplemented.

Information about the Sub-Adviser and the Manager

        The Sub-Adviser, with a local office at One Norwest Center, 1700 Lincoln Street, Denver, Colorado 80203, is a wholly-owned subsidiary of KFS Corporation, a member of the Mutual of Omaha Companies. The Fund's portfolio is managed in the Sub-Adviser's Denver office. Founded in 1981, the Sub-Adviser provides discretionary equity, fixed-income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net-worth individuals and currently manages over $647 million of clients' assets.

        Mr. Christopher Johns is the Fund's portfolio manager. Mr. Johns is First Vice President and has been a Vice President of the Sub-Adviser since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Norwest Bank, Denver) when it acted as investment adviser to the Fund. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

        Mr. Robert Schultz is the back-up portfolio manager and research analyst. He has 10 years' experience with fixed-income securities having worked at John Nuveen & Company and U.S. Bancorp Piper Jaffray in Chicago. He has an MBA from Loyola University (Chicago) and a BS in Finance from Miami University (Ohio).

     The Sub-Adviser has its primary office at 10250 Regency Circle, Omaha, NE 68114 and its Denver office is located at One Norwest Center, 1700 Lincoln Street, Denver, CO 80203. Since 1983, the Sub-Adviser has been wholly-owned by Mutual of Omaha Insurance Company, whose principal office is at Mutual of Omaha Plaza, Omaha, NE 68175.

     The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of March 31, 2000 these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

                   NET ASSET VALUE PER SHARE

        The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Colorado Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                           PURCHASES

"Are there alternate purchase plans?"

        Yes. See "Alternate Purchase Plans" below. This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Colorado Obligations.

"Can I purchase shares of the Fund?"

     You can purchase shares of the Fund if you live in Colorado or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Colorado, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class Y Shares are available only in:

   *Colorado * California * District of Columbia *Florida * Georgia * Hawaii * Indiana * Missouri * Nevada * New Jersey * New York * Virginia


     Class I Shares are available only in:

* Colorado * District of Columbia * Florida * Missouri * New Jersey * New
York

   "How much money do I need to invest?"

For Class Y Shares:

     $1,000. Subsequent investments can be in any amount.

For Class I Shares:

     Financial intermediaries can set their own requirements for initial and subsequent investments.

     Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")

You may purchase Class I Shares only through a financial intermediary.

Opening a Class Y Shares Account   Adding to a Class Y Shares
                                             Account

* Make out a check for             * Make out a check for
the investment amount              the investment amount
payable to                         payable to
Tax-Free Fund of                   Tax-Free Fund
Colorado.                          of Colorado.

* Complete the Application         * Fill out the pre-printed
included with the Prospectus,      stub attached
indicating the features            to the Fund's
you wish to authorize.             Confirmations,
                                   or supply the name(s)
                                   of account owner(s),
                                   the account number, and
                                   the name of the Fund.

* Send your check and              * Send your check and
completed application              account information
to your dealer or                  to your dealer or
to the Fund's                      to the Fund's
Agent, PFPC Inc.                   Agent, PFPC Inc.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

        Before you can transfer funds electronically, the Fund's Agent must have your completed application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                   REDEEMING YOUR INVESTMENT

Redeeming Class Y Shares

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, Delaware 19809

By telephone, call:

800-872-2651

By FAX, send
instructions to:

302-791-3055

     For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified;
     or

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                     Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification


     Note: Check the accuracy of your confirmation statements immediately. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s)

     account number

     amount to be redeemed

     any payment directions

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Fund's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

     To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

     account name(s)

     account number

     dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

     signature(s) of the registered shareholder(s); and

     signature guarantee(s), if required, as indicated below.

     To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

     member of a national securities exchange

     U.S. bank or trust company

     state-chartered savings bank

     federally chartered savings and loan association

     foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

     A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

        You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption          Method of Payment        Charges

Under $1,000        Check                    None

$1,000 or more      Check or, if and         None
                    as you requested
                    on your application
                    or Ready Access Features
                    Form, wired or
                    transferred through
                    the Automated Clearing
                    House to your Financial
                    Institution account

Through a broker/
dealer              Check or wire, to your   None, however
                    broker/dealer            your
                                             roker/dealer
                                             may charge a
                                             fee

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     Redemption payments for Class I Shares are made to financial intermediaries.

        The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

        Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.


"Is there an Automatic Withdrawal Plan?"

     Yes, but it is only available for Class Y Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                    ALTERNATE PURCHASE PLANS

Distribution Arrangements

     In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Colorado Obligations.

               Class Y Shares           Class I Shares
               "Institutional Class"    "Financial Intermediary
                                             Class"

Initial Sales       None                     None. Financial
 Charge                                      intermediaries may
                                             charge a fee for
                                             purchase of shares.

Contingent          None                     None
Deferred Sales
Charge ("CDSC")

Distributions and   None                     Distribution fee of
Service Fees                                 up to 0.25 of 1% of
                                             average annual net
                                             assets allocable to
                                             Class I Shares,
                                             currently
                                             0.10 of 1%
                                             of such net assets,
                                             and a service fee
                                             of 0.25 of 1% of
                                             such assets.


"What price will I pay for the Fund's shares?"

       The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.

        The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

"What about confirmations and share certificates?"

        A statement will be mailed to you confirming each purchase of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Fund will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Service Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

          (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

          (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     No payments are made with respect to assets represented by Class Y
Shares.

        Under the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers, or others who have (i) rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's shares or (ii) assisted in the servicing of shareholder accounts.

        For any fiscal year, payments with respect to Class I Shares are made at a rate set from time to time by the Board of Trustees (currently
0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Services Plan for Class I Shares

        The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

   "Transfer on Death"("TOD") Registration (Not available for Class I
Shares)

        If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I
Shares.

                  DIVIDENDS AND DISTRIBUTIONS

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

               1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

               2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

   "How are dividends and distributions paid?"

        Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution unless you elect otherwise.





   If you own or purchase Class Y Shares, you may choose to have all or any part of the payments for dividends or distributions paid in cash. You can elect to have the cash portion of dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

        You can make any of these elections on the Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

        All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

        All Class Y shareholders, whether their dividends or distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.

        If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

                        TAX INFORMATION

          Net investment income includes income from Colorado Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate "exempt-interest dividends" by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

        It is possible that, under certain circumstances, a small portion of dividends paid by the Fund will be subject to income taxes. During the Fund's fiscal year ended December 31, 1999, 97.81% of the Fund's dividends with respect to Class Y Shares were exempt-interest dividends. For the calendar year 1999, 1.22% of total dividends paid with respect to Class Y Shares were taxable as ordinary income and 0.97% were taxable as long-term capital gains. No Class I Shares were outstanding during that period. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Fund's tax-exempt income during the dividend period.

        Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay "exempt-interest dividends" to its shareholders. "Exempt-interest dividends" derived from net income earned by the Fund on Colorado Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including "exempt-interest dividends" from the Fund) received or acquired during the year.

     The Fund will treat as ordinary income in the year received certain gains on Colorado Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed, but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Colorado Obligations will be deemed long- or short-term, depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

        Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Fund.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

        Interest from all Colorado Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Colorado Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Colorado taxes?"

     Dividends and distributions made by the Fund to Colorado individuals, trusts, estates and corporations subject to the Colorado income tax will generally be treated for Colorado income tax purposes in the same manner as they are treated under the Code for Federal income tax purposes. Since the Fund may, except as indicated below, purchase only Colorado Obligations (which, as defined, means obligations, including those of non-Colorado issuers, of any maturity which pay interest which, in the opinion of counsel, is exempt from regular Federal income taxes and Colorado income taxes), none of the exempt-interest dividends paid by the Fund will be subject to Colorado income tax. The Fund may also pay "short-term gains distributions" and "long-term gains distributions," each as discussed under "Dividends and Distributions" above. Under Colorado income tax law, each short-term gains distribution will be treated as a short-term gain and each long-term gains distribution will be treated as a long-term capital gain. The only investment which the Fund may make other than in Colorado Obligations is in futures and options on them. Any gains on futures and options (including gains imputed under the Code) paid as part or all of a short-term gains distribution or a long-term gains distribution will be taxed as indicated above.

     Persons or entities who are not Colorado residents should not be subject to Colorado income taxation on dividends and distributions made by the Fund unless the nonresident employs his or her interest in the Fund in a business, trade, profession or occupation carried on in Colorado but may be subject to other state and local taxes. As intangibles, shares of the Fund will be exempt from Colorado property taxes.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.


The table shown below for Class A Shares is for information purposes only. Class A Shares are not offered by this Prospectus.
No historical information exists for Class I Shares, none of which were outstanding during the periods indicated.

                    TAX-FREE FUND OF COLORADO
                      FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The financial highlights table is intended to help you understand the Fund's financial performance for the designated periods of the Fund's operations. Certain information reflects financial results for a single
Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.



                         Class A(1)                 Class Y(2)
                         Year ended December 31,    Year Ended
                                                     December 31,
                        1999    1998          1999     1998     1997
Net Asset Value, Beginning
  of Period ........... $10.63...$10.62       $10.65   $10.64  $10.41

Income from Investment
  Operations:
  Net investment income   0.46.   0.47         0.46     0.48    0.52
  Net gain (loss) on
    securities (both
    realized and
    unrealized) ......... (0.55). 0.04        (0.54)    0.04   0.25

  Total from Investment
    Operations ...........(0.09)  0.51         0.08     0.52    0.77

Less Distributions:
  Dividends from net
    investment income ...(0.48)  (0.46)       (0.49)  (0.47)   (0.54)
    Distributions from
    capital gains .......(0.08  (0.04)        (0.08)    (0.04)    -

  Total Distributions ... (0.56) (0.50)       (0.57)    (0.51)   (0.54)

Net Asset Value, End of
  Period ................ $9.98  $10.63       $10.00    $10.65  $10.64

Total Return (not reflecting
  sales charge)(%) ....  .(0.84)  4.92        (0.79)     4.97    7.65

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)  ..  .190,698..  208,771    5,416     7,047    5,668

  Ratio of Expenses to
     Average Net
     Assets (%) .........0.76.   0.75         0.71      0.69     0.70
  Ratio of Net Investment
    Income to Average Net
    Assets (%) ..........4.41.   4.47         4.45      4.50     4.76
Portfolio Turnover
  Rate (%) ............13.08...  15.20       13.08     15.20    22.66

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee for 1996 and 1995 were:

  Ratio of Expenses
   to Average Net Assets(%)
                              -     -                     -     -
  Ratio of Net Investment
   Income(Loss) to
   Average Net Assets(%)      -    -                      -     -

The actual expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

Ratio of Expenses to
  Average Net Assets(%)    0.75    0.73      0.70      0.68      0.67


        Class A(1)                      Class Y(3)
    Year Ended December 31,             Period Ended 12/31/96

1997       1996   1995
$10.41   $10.56   $9.82                            $10.31
0.50       0.52   0.54                               0.38
0.23      (0.13)  0.74                              0.12
0.73       0.39   1.28                              0.50
0.52)     (0.54)  (0.54)                           (0.40)
  -         -       -                                -
(0.52)    (0.54)  (0.54)                           (0.40)
$10.62    $10.41  $10.56                           $10.41
7.21        3.78   13.28                             4.87+
216,321   214,392  219,306                           0.10
0.75        0.70    0.64                             0.65*
4.78       5.02     5.20                             5.07*
22.66     10.96    14.20                            10.96
  -        0.74     0.76                             0.69*
  -        4.98     5.08                             5.03*
0.72       0.69     0.63                             0.64*


(1) Designated as Class A Shares on April 30, 1996.

(2) New Class of Shares established on April 30, 1996.

(3) For the period from April 30, 1996 through December 31, 1996.

+ Not annualized.

* Annualized.



                   APPLICATION FOR TAX-FREE FUND OF COLORADO
                           FOR CLASS I and Y SHARES ONLY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                    PFPC Inc.
                  400 Bellevue Parkway, Wilmington, DE 19809
                             Tel.# 1-800-872-2651

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor Use line 3
___For Trust, Corporation, Partnership or other Entity Use line 4
* Joint accounts will be Joint tenants with rights of survivorship unless otherwise specified.
** Uniform Gifts/Transfers to Minors Act.

Please type or print name(s) exactly as account is to be registered 1._________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2._________________________________________________________________
 First Name   Middle Initial   Last Name   Social Security Number
3._________________________________________________________________
 Custodian's First Name      Middle Initial          Last Name
 Custodian for ____________________________________________________
                 Minor's First Name   Middle Initial   Last Name
  Under the ___________UGTMA** _____________________________________
 Name of State       Minor's Social Security Number
 4. ____________________________________________________
   ____________________________________________________
(Name of corporation or organization. If a trust, include the name(s) of trustees in which account will be registered and the name and date of the trust instrument. An account for a pension or profit sharing plan or trust may be registered in the name of the plan or trust itself.)
___________________________________________________________________
   Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

____________________________________________________
  Street or PO Box                           City
_______________________________(______)______________
  State           Zip          Daytime Phone Number

Occupation:________________________Employer:________________________

Employer's Address:__________________________________________________
                    Street Address:               City  State  Zip
Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

_______________________   _____________________________
Dealer Name                           Branch Number
_______________________   _____________________________
Street Address                   Rep. Number/Name
_______________________   (_______)_____________________
  City    State    Zip     Area Code        Telephone


STEP 2
PURCHASES OF SHARES

A. INITIAL INVESTMENT
(Indicate class of shares)

Make check payment to TAX-FREE FUND OF COLORADO

__ Initial Investment $______________ (Minimum $1,000)

(Indicate Class of Shares)
__  Class I Shares
__  Class Y Shares


B. DISTRIBUTIONS

Income dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless otherwise indicated below.
You can have any portion of either type reinvested, with the balance paid in cash, by indicating a percent below:
Income dividends are to be:   % Reinvested     % Paid in cash*
Capital Gains Distributions are to be:    % Reinvested    % Paid in cash*

  * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Fund of Colorado Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account(minimum $50 and maximum $50,000) at any time you wish by simply calling toll-free at 1-800-872-2651. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. AUTOMATIC WITHDRAWAL PLAN
   (Minimum investment $5,000)
Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc. ("the Agent") is authorized to redeem sufficient shares from this account at the then current net asset value, in accordance with the terms below:

Dollar amount of each withdrawal $ ______________beginning________________
                                    Minimum: $50             Month/Year
Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial Institution name, address and your account number.

________________________________________   ______________________________
First Name    Middle Initial  Last Name    Financial Institution Name
________________________________________   ______________________________
Street                                     Financial Institution Street
Address
_______________________________            ______________________________
City         State         Zip             City            State        Zip


_________________________________
                                           Financial Institution
                                           Account Number


D. TELEPHONE EXCHANGE
 (Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquila SM Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees,employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this authorization.


E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).
_______________________________   ____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                 Number
_______________________________   ____________________________________
Street                            City           State           Zip


STEP 4
Section A

DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith,provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number _____________________________________

Name and Address where my/our account is maintained

Name of Financial Institution_____________________________________________

Street Address____________________________________________________________

City___________________________________________State _________ Zip _______
Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
         (Signature)                                    (Date)

______________________________________________
        (Please Print)
X_____________________________________________  __________________
         (Signature)                                    (Date)


                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:
1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.
2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.
3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4
Section B

SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or
Telephone Investment, if my/our account at the Financial Institution   has
insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their trustees, directors,employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
 Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
 Corporate Officer, Partner,    Title                               Date
 Trustee, etc.

* For Trusts, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment,
Expedited Redemption and Direct Deposit of Dividends) are effective
15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-872-2652 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.
  1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.
2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.
3. Dividends and distributions will be reinvested in shares of the Fund at net asset value without a sales charge.
4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund,shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
KPM Investment Management, Inc.
1700 Lincoln Street, Suite 1300
Denver, Colorado 80203

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Gary C. Cornia
Diana P. Herrmann
John C. Lucking
Anne J. Mills
J. William Weeks

OFFICERS
Diana P. Herrmann, President
James M. McCullough, Senior Vice President
Jerry G. McGrew, Senior Vice President
Jean M. Smith, Vice President
Jessica L. Wiltshire, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

     You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 800-872-2651 (toll-free ).

     In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-5047.

                        TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks...................................
Risk/Return Bar Chart and Performance Table .....
Fees and Expenses of the Fund...................
Investment of the Fund's Assets.................
Fund Management.................................
Net Asset Value Per Share........................
Purchases .......................................
Redeeming Your Investment........................
Alternate Purchase Plans.........................
Dividends and Distributors......................
Tax Information..................................
Financial Highlights.............................
Application


AQUILA
[LOGO]
Tax-Free Fund
of
Colorado

[LOGO]

One of The
Aquilasm Group Of Funds

A tax-free
income investment

                           PROSPECTUS


To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Fund, or to make shareholder inquiries call:

            the Fund's Shareholder Servicing Agent at
                     800-872-2651 toll free

                      or you can write to:

                            PFPC Inc
                      400 Bellevue Parkway
                      Wilmington, DE 19809

For general inquiries and yield information, call 800-872-2652 or 212-697-6666

This Prospectus should be read and retained for future reference

                                   Aquila
                         Tax-Free Fund of Colorado
                       380 Madison Avenue Suite 2300
                            New York, NY 10017
                        800-USA-COL2 (800-872-2652)
                               212-697-6666

Statement
of Additional
Information                                       May 1, 2000

        This Statement of Additional Information (the " SAI") is not a Prospectus. There are two Prospectuses for the Fund dated May 1, 2000: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in the SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Fund's Shareholder Servicing Agent, PFPC Inc., by writing to it at: 400 Bellevue Parkway, Wilmington, DE 19809 or by calling at the following number:

                     800-872-2651 toll free

or from Aquila Distributors, Inc., the Fund's Distributor, by writing to it at

   380 Madison Avenue, Suite 2300, New York, New York 10017;
             or by calling: 800-872-2651 toll free
                        or 212-697-6666

Financial Statements

        The financial statements for the Fund for the year ended December 31, 1999, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Fund for the fiscal year ended December 31, 1999 can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.

TABLE OF CONTENTS

Fund History
Investment Strategies and Risks
Fund Policies
Management of the Fund
Ownership of Securities
  Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Capital Stock
Purchase, Redemption, and Pricing of Shares
Additional Tax Information
Underwriters
Performance
Appendix A

                   TAX-FREE FUND OF COLORADO

              Statement of Additional Information

                          FUND HISTORY

     The Fund is an open-end, non-diversified management investment company organized in 1987 as a Massachusetts business trust.

                INVESTMENT STRATEGIES AND RISKS

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

     Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks, which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     See Appendix A to this SAI for further information about the ratings of Moody's and S&P as to the various rated Colorado Obligations, which the Fund may purchase.

        The table below gives information as of December 31, 1999 as to the percentage of Fund net assets invested in Colorado Obligations in the various rating categories:


Highest rating (1)                                          72.9%
Second highest rating (2)                                   18.8%
Third highest rating (3)                                     6.9%
Fourth highest rating (4)                                    1.4%

                                                       100.0%

(1) Aaa of Moody's or AAA of S&P.
(2) Aa of Moody's or AA of S&P.
(3) A of Moody's or A of S&P.
(4) Baa of Moody's or BBB of S&P.

Municipal Bonds

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Colorado Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Colorado Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Colorado issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Fund.

When-Issued and Delayed Delivery Obligations

     The Fund may buy Colorado Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Colorado Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Colorado Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Colorado Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Colorado Obligations. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account, which is marked to market every business day. On delivery dates for such transactions, the Fund will meet its commitments by selling the assets held in the separate account and/or from cash flow.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

     Although the Fund does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means to protect the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Fund were to use them.

     Unlike when the Fund purchases or sells a Colorado Obligation, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant ("broker") an amount of cash or Colorado Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

     Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial Futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     There are at present U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

     Call Options on Futures Contracts. The Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

     The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

     One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund's Colorado Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

     Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Colorado Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the municipal bonds included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Colorado Obligations being hedged. If the price of the Future or option moves less than the price of the Colorado Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Colorado Obligations being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the Colorado Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Colorado Obligations, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Colorado Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Colorado Obligations being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Colorado Obligations being hedged if the historical volatility of the prices of the Colorado Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Colorado Obligations held in the Fund's portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

     Where Futures or options are purchased to hedge against a possible increase in the price of Colorado Obligations before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the Colorado Obligations which it had anticipated purchasing.

     The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Fund may be greater.

     Trading in Municipal Bond Index Futures may be less liquid than that in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

     The Fund will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Colorado Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

     The Fund must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualifications as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Fund will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Fund also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Fund's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Fund must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Fund will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

     The "sale" of a Future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

                         FUND POLICIES
Investment Restrictions

     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

        The Fund cannot buy any securities other than Colorado Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI), Municipal Bond Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Fund cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

7. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

8. The Fund cannot make loans.

     The Fund can buy those Colorado Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

9. The Fund can borrow only in limited amounts for special  purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Fund's income.

     Except in connection with borrowings, the Fund will not issue senior securities.

     The Fund will not purchase any Colorado Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

     As a fundamental policy, at least 80% of the Fund's net assets will be invested in Colorado Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                     MANAGEMENT OF THE FUND

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan.

Trustees and Officers

        The Trustees and officers of the Fund, their ages, their affiliations, if any, with the Manager or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Fund is affiliated with the Sub-Adviser. Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund as an officer of the Fund and as an officer, director and shareholder of the Manager and as a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. They are so designated by an asterisk.

        In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado (this
Fund), Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund are called the "Aquila Bond Funds"; Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Asset Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust, and Capital Cash U.S. Government Securities Trust,(each of which is a money market fund), are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the " Aquila Equity
Funds."


Name, Position           Business Experience
with the Fund,
Address and Age



Lacy B. Herrmann*       Founder and Chairman of the Board of Aquila
Chairman of the         Management Corporation, the sponsoring
Board of Trustees       organization and Manager or Administrator
380 Madison Avenue      and/or Adviser or Sub-Adviser to the
New York, New York      Aquila Money-Market Funds, the Aquila Bond
10017                   Funds and the Aquila Equity Funds,
Age: 70                 and Founder , Chairman of the Board of Trustees
                        and (currently or until 1998) President of each
                        since its establishment, beginning in 1984;
                        Director of Aquila Distributors, Inc., distributor
                        of the above funds, since 1981 and formerly Vice
                        President or Secretary, 1981-1998; President and a
                        Director of STCM Management Company, Inc., sponsor
                        and sub-adviser to Capital Cash Management Trust;
                        Founder and Chairman of several other money market
                        funds; Director or Trustee of OCC Cash Reserves,
                        Inc. and Quest For Value Accumulation Trust, and
                        Director or Trustee of Oppenheimer Quest Value
                        Fund, Inc., Oppenheimer Quest Global Value Fund,
                        Inc. and Oppenheimer Rochester Group of Funds,
                        each of which is an open-end investment company;
                        Trustee of Brown University, 1990-1996 and
                        currently Trustee Emeritus; actively involved for
                        many years in leadership roles with university,
                        school and charitable organizations.

Tucker Hart Adams       President of The Adams Group, Inc,
Trustee                 an economic consulting firm, since
4822 Alteza Drive       1989; Trustee of Tax-Free Fund
Colorado Springs        of Colorado (this Fund) since 1989 and
Colorado 80917          of Aquila Rocky Mountain Equity Fund
Age: 62                 since 1993; Vice President of United Banks of
                        Colorado, 1985-1988; Chief Economist of United
                        Banks of Colorado, 1981-1988; director of the
                        Montana Power Company, of the Colorado Health
                        Facilities Authority and the University of
                        Colorado Foundation; formerly director of
                        University Hospital; currently or formerly an
                        officer or director of numerous professional  and
                        community organizations.

Arthur K. Carlson       Retired; Advisory Director of the
Trustee                 Renaissance Companies (design and
8702 North Via          construction companies of commercial,
La Serena               industrial and upscale residential
Paradise Valley,        properties) since 1996; Senior Vice
Arizona 85253           President and Manager of the Trust
Age: 78                 Division of The Valley National
          Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado
          (this Fund), Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona
          and Pacific Capital Cash Assets Trust since 1987, of Pacific
          Capital Tax-Free Cash Assets Trust and Pacific Capital U.S.
          Government Securities Cash Assets Trust since 1988 and of Aquila
          Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of
          Irving Trust Company, New York City; past President of The New
          York Society of Security Analysts and currently a member of the
          Phoenix Society of Financial Analysts; formerly Director of the
          Financial Analysts Federation; past Chairman of the Board and past Director of Mercy Healthcare of Arizona, Phoenix, Arizona;
          Director of Northern Arizona University Foundation since 1990, present or formerly an officer and/or director of various other community and professional organizations.


Diana P. Herrmann, *    President and Chief Operating Officer of
Trustee and             the Manager/Administrator since 1997, a
President                Director since 1984, Secretary since 1986
380 Madison Avenue       and previously its Executive Vice
New York, New York       President, Senior Vice President
10017                   or Vice President, 1986-1997;
Age: 42                 President of various Aquila Bond and
                        Money-Market Funds since 1998; Assistant Vice
                        President, Vice President, Senior Vice President
                        or Executive Vice President of Aquila Money-
                        Market, Bond and Equity Funds since 1986; Trustee
                        of a number of Aquila Money-Market, Bond and
                        Equity Funds since 1995; Trustee of Reserve Money-
                        Market Funds, 1999-2000 and of Reserve Private
                        Equity Series, 1998-2000; Assistant Vice President
                        and formerly Loan Officer of European American
                        Bank, 1981-1986; daughter of the Fund's Chairman;
                        Trustee of the Leopold Schepp Foundation (academic
                        scholarships) since 1995; actively involved in
                        mutual fund and trade associations and in college
                        and other volunteer organizations.



Anne J. Mills           Vice President for Business
Trustee                 Affairs of Ottawa University
167 Glengarry Place     since 1992; IBM Corporation,
Castle Rock             1965-1991; Budget Review
Colorado 80104          Officer of the American
Age: 61                 Baptist Churches/USA, 1994-1997;
                         Director of the American Baptist Foundation, 1985-
                         1996 and since 1998; Trustee of Brown University,
                         1992-1999; Trustee of Churchill Cash Reserves
                         Trust since 1985, of Tax-Free Trust of Arizona
                         since 1986, of Churchill Tax-Free Fund of
                         Kentucky, Tax-Free Fund of Colorado (this Fund)
                         and Capital Cash Management Trust since 1987 and
                         of Tax-Free Fund For Utah since 1994.

J. William Weeks        Trustee of Narragansett Insured Tax-Free
Trustee                 Income Fund and of Tax-Free Fund of
210 Jamaica Lane        Colorado (this Fund) since 1995;
Palm Beach, FL 33480    Senior Vice President of Tax-Free Fund
Age: 72                       of Colorado and Narragansett Insured
                        Tax-Free Income Fund, 1992-1995; Vice President of
                        Hawaiian Tax-Free Trust, Tax-Free Trust of
                        Arizona, Tax-Free Trust of Oregon and Churchill
                        Tax-Free Fund of Kentucky, 1990-1995; Senior Vice
                        President or Vice President of the Bond Funds and
                        Vice President of Short Term Asset Reserves and
                        Pacific Capital Cash Assets Trust, 1984-1988;
                        President and Director of Weeks & Co., Inc.,
                        financial consultants, 1978-1988; limited partner
                        and investor in various real estate partnerships
                        since 1988; Partner of Alex. Brown & Sons,
                        investment bankers, 1966-1976; Vice President of
                        Finance and Assistant to the President of Howard
                        Johnson Company, a restaurant and motor lodge
                        chain, 1961-1966; formerly with Blyth & Co., Inc.,
                        investment bankers.


John G. Welles          Retired; Executive Director
Trustee                 Emeritus of the Denver Museum of
1133 Race Street        Natural History since 1995;
11 South                Director of the Museum, 1987-1994;
Denver, Colorado        Regional Administrator of Region
80206                   VIII, U.S. Environmental Protection
Age: 74                 Agency, 1983-1987; Vice President
                        for Planning and Public Affairs of the Colorado
                        School of Mines, 1974-1983; Member of the Board of
                        Directors of Intra West Mortgage Corporation, 1976-
                        1983; Member of the Board of Directors of the Gulf
                        of Maine Foundation; formerly head of the
                        Industrial Economics Division of the University of
                        Denver Research Institute, consultant to the
                        United Nations Conference on the Human Environment
                        and to Business International, and Chairman of the
                        Colorado Front Range Project; formerly Vice
                        President and member of Ethics Commission of the
                        American Association of Museums.

Jerry G. McGrew         President of Aquila Distributors,
Senior Vice President   Inc. since 1998, Registered
5331 Fayette Street     Principal since 1993, Senior Vice
Houston, TX 77056       President, 1997-1998 and Vice
Age: 55                 President, 1993-1997; Senior Vice
                        President of Aquila Rocky Mountain Equity Fund
                        since 1996; Senior Vice President of Churchill Tax-
                        Free Fund of Kentucky since 1994, and of Tax-Free
                        Fund of Colorado(this Fund) and Tax-Free Fund For
                        Utah since 1997; Vice President of Churchill Cash
                        Reserves Trust since 1995; Registered
                        Representative of J.J.B. Hilliard, W.L. Lyons
                        Inc., 1983-1987; Account Manager with IBM
                        Corporation, 1967-1981; Gubernatorial appointee,
                        Kentucky Financial Institutions Board, 1993-1997;
                        Chairman, Total Quality Management for Small
                        Business, 1990-1994; President of
                        Elizabethtown/Hardin County, Kentucky, Chamber of
                        Commerce, 1989-1991; President of Elizabethtown
                        Country Club, 1983-1985; Director-at Large,
                        Houston Alliance for the Mentally Ill (AMI), since
                        1998.

James M. McCullough     Senior Vice President of Aquila
Senior Vice President    Distributors, and of Aquila
1750 Aspen Court         Cascadia Equity Fund, Aquila
Lake Oswego, OR         Rocky Mountain Equity Fund,
97034                    Tax-Free Fund of Colorado (this
Age: 55                 Fund) and Tax-Free Trust of
                        Oregon since 1999; Director of Fixed
                        Income Institutional Sales, CIBC
                        Oppenheimer & Co. Inc., Seattle, WA,
                        1995-1999; Sales Manager, Oregon
                        Municipal Bonds, Kidder, Peabody, Inc.,
                        (acquired in 1995 by Paine, Webber)
                        Portland, OR, 1994-1995.


Jean M. Smith,          Assistant Treasurer of
Vice President          Bradford Trust Company,
410 17th Street         1977-1978; Staff Supervisor
Suite 1715,             of Wood Struthers & Winthrop,
Denver, Colorado        an investment advisory firm, 1976-1977;
80208                         Client Administrator of Bradford
Age: 55                       Trust Company, 1972-1976.


Jessica L.              Investor Representative with
Wiltshire               Oppenheimer Funds, 1996-1997; Sales
Vice President          Representative for Tax-Free Fund of
8 Inverness Drive East  Colorado (this Fund) and Aquila Rocky
Suite 130, Englewood    Mountain Equity Fund, 1993-1996 and 1997
Colorado 80112                to present.
Age: 29


Rose F. Marotta         Chief Financial Officer of the Aquila
Chief Financial Officer Money-Market, Bond and Equity Funds
380 Madison Avenue      since 1991 and Treasurer, 1981-1991;
New York, New York      formerly Treasurer of the predecessor of
10017                   Capital Cash Management Trust; Treasurer and
Age: 75                 Director of STCM Management Company, Inc.,
                        since 1974; Treasurer of InCap Management
                        Corporation since 1982, of the Manager since 1984
                        and of the Distributor 1985-2000.


Richard F. West         Treasurer of the Aquila Money-Market,
Treasurer               Bond and Equity Funds and of Aquila
380 Madison Avenue      Distributors, Inc. since 1992;
New York, New York      Associate Director of Furman Selz
10017                   Incorporated, 1991-1992; Vice
Age: 64                 President of Scudder, Stevens &
                         Clark, Inc. and Treasurer of Scudder
                         Institutional Funds, 1989-1991; Vice President of
                         Lazard Freres Institutional Funds Group,
                         Treasurer of Lazard Freres Group of Investment
                         Companies and HT Insight Funds, Inc., 1986-1988;
                         Vice President of Lehman Management Co., Inc. and
                         Assistant Treasurer of Lehman Money Market Funds,
                         1981-1985; Controller of Seligman Group of
                         Investment Companies, 1960-1980.


Lori A Vindigni
                        Assistant Vice President of Aquila Management
Assistant Treasurer     Corporation since 1998, formerly Fund Accountant
380 Madison Avenue      for the Aquila Group of Investment Companies
New York, New York      since 1995; Staff Officer and Fund Accountant of
10017                   Citibank Global Asset Management Group of
Age: 33                 Investment Companies, 1994-1995; Fund Accounting
                        Supervisor of Dean Witter Group of Investment
                        Companies, 1990-1994; BS Kean College of New
                        Jersey, 1990.

Edward M. W. Hines      Partner of Hollyer Brady Smith Troxell
Secretary               Barrett Rockett Hines & Mone LLP,
551 Fifth Avenue        attorneys, since 1989 and counsel,
New York, New York      1987-1989; Secretary of the Aquila
10176                   Money-Market, Bond and Equity Funds since 1982;
Age: 60                 Secretary of Trinity Liquid Assets Trust, 1982-
                        1985 and Trustee of that Trust, 1985-1986;
                        Secretary of Oxford Cash Management Fund, 1982-
                        1988.

John M. Herndon         Assistant Secretary of the Aquila Money-
Assistant Secretary     Market, Bond and Equity Funds since 1995
380 Madison Avenue      and Vice President of the Aquila Money-
New York, New York      Market Funds since 1990; Vice President of
10017                   the Manager since 1990; Investment Services
Age: 60                 Consultant and Bank Services Executive
                         of Wright Investors' Service, a registered
                         investment adviser, 1983-1989; Member of the
                         American Finance Association, the Western Finance
                         Association and the Society of Quantitative
                         Analysts.



        The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 1999, the Fund paid a total of $48,566 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 15 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                              Compensation   Number of
                              from all       boards on
               Compensation   funds in the   which the
               from the       Aquilasm       Trustee
Name           Fund           Group          serves

Tucker H.
Adams          $9,544         $11,703        2

Arthur K.
Carlson        $8,946         $61,525        7

Anne J.
Mills          $8,427         $35,850        6

J. William
Weeks          $8,411         $13,858        2

John G.
Welles         $7,800         $7,800         1

     Class A Shares may be purchased without a sales charge by certain the Fund's Trustees and officers. (See "Reduced Sales Charges for Class A Shares," below.)


                    OWNERSHIP OF SECURITIES


        On April 7, 2000 the following institutional holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the holders, the Fund's management believes that all of the shares indicated are held for the benefit of clients.

Name and address    Number of shares    Percent of class
of the holder of
record


Merrill Lynch Pierce
Fenner & Smith,
Jacksonville, FL         1,093,566 Class A   6.0%
                                   Shares

                         18,448    Class C   8.5%
                                   Shares
Paine Webber,
3312 Shore Rd, Fort
Collins, CO              17,220    Class C   7.9%
                                   Shares
First Union
Securities
111 East Kilbourn Ave,
Milwaukee, WI            162,409   Class C   74.4%
                                   Shares
                              ( in four accounts)
Haws & Co (a nominee)
c/o Guaranty Bank & Trust,
Denver CO                93,235    Class Y   19%
                                   Shares

Alpine Trust
& Asset Management,
225 N. 5th Street,
Grand Junction, CO       206,090   Class Y   42%
                                   Shares
Linway & Co.,
1740 Broadway,
Denver, CO,              114,407   Class Y   23.4%
                                   Shares

On the basis of information received from those holders, the Fund's management believes that all of such shares are held for the benefit of clients.

Management Ownership

     As of the date of this SAI, all of the Trustees and officers as a group owned less than 1% of the Fund's outstanding shares.

             INVESTMENT ADVISORY AND OTHER SERVICES

Information about the Sub-Adviser, the Manager and the Distributor

     The Sub-Adviser services Colorado clients at offices in Denver. As in the past, since the beginning of the Fund's operations in 1987, the Fund's investments will continue to be managed so that it will have a portfolio of quality-oriented (investment grade) securities.

     The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and equity funds. As of March 31, 2000 these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

     Mr. Herrmann and Ms. Herrmann are affiliated with the Fund as officers and Trustees. Mr. Herrmann controls the Manager, as described above, and Ms. Herrmann is an officer and a director of the Manager.

        Under the Advisory and Administration Agreement, the Fund will pay to the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the part of the current Distribution Plan which applies only to the Front-Payment Class ("Class A") of shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name), the annual management fee shall be payable at the annual rate of
0.50 of 1% of such net asset value up to $250 million and at the annual rate of
0.40 of 1% of such net asset value above that amount. At the date of this SAI, the Board of Trustees have approved a new distribution plan which allows for higher distribution payments accompanied by no reduction in management fees so that management fees will remain at 0.50 of 1% when distribtion fees with respect to Class A Shares increase to 0.15 of 1%. These changes are subject to shareholder approval and there is no assurance that such approval will be obtained. When and if the changes are approved, the Prospectus and SAI will be supplemented.

     The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.20 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the part of the Distribution Plan of the Fund which applies only to the Front-Payment Class ("Class A") of shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name), the annual management fee shall be payable as follows:

(a) on any day that such fee under the Current Distribution Plan is paid or accrued then the management fee shall be payable at the annual rate of 0.20 of 1% of such net asset value up to $250 million and at the annual rate of 0.16 of 1% of such net asset value above that amount; and

(b) on any day that such fee under the Distribution Plan is paid or accrued under the New Distribution Plan, then the management fee shall be payable at the annual rate of 0.16 of 1% of such net asset value.

   The Board of Trustees has approved similar changes for sub-advisory fees as are described above for Management fees. These changes similarly are subject to shareholder approval.

Management Fees

     During the fiscal years ended December 31, 1999, 1998 and 1997 the Fund incurred Management fees as follows:




          Manager        Sub-Adviser         Related Information



1999      $1,053,534

1998      $1,087,501                         Includes fees paid
                                             to the Manager as
                                             administrator and
                                             to the Sub-Adviser
                                             as adviser under
                                             arrangements in
                                             effect until
                                             June, 1998

1997      $656,555       $437,704            Paid under former
     ($5,270 waived)                         advisory and
                                             administration
                                             agreements then
                                             in effect



     Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributer. The Distributor currently handles the distribution of the shares of 15 funds (six money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

    The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana P. Herrmann and the balance by an officer of the Distributor.

The Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

(i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund;

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

(iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

(iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

     (iv) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% of such net asset value.

The Sub-Advisory Agreement

     The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder;
(2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon
(i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

        The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement became effective on May 1, 1998 and provides that it shall, unless terminated as therein provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or
(2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Investment Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.

Underwriting Commissions

     During the fiscal years ended December 31, 1999, 1998 and 1997 the aggregate dollar amount of sales charges on sales of shares in the Fund was $276,572, $376,985 and $377,482 respectively, and the amount retained by the Distributor was $55,275, $73,271 and $68,322, respectively.

     In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

     Sales Charge as
     Percentage               Commissions
     of Public                as Percentage
     Offering                 of Offering
     Price                    Price

     4.00%                    3.00%
     3.75%                    3.00%
     3.50%                    2.75%
     3.25%                    2.75%
     3.00%                    2.50%
     2.50%                    2.25%

Distribution Plan

     The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

Provisions Relating to Class A Shares  (Part I)

     At the date of the SAI, most of the outstanding shares of the Fund would be considered Qualified Holdings of various broker-dealers unaffiliated with the Manager, Sub-Adviser or Distributor. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

     Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

        At the date of this SAI, subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.05 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares up to $250 million and 0.15 of 1% of such net assets above $250 million. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares. The Board of Trustees of the Fund has approved a change in the Distribution Plan that would allow the above payments at the annual rate of 0.15 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares. Implementation of this change is subject to shareholder approval. When and if it is approved the SAI will be supplemented.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level- Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level- Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level- Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and
(iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level- Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level- Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate fixed for time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class.
Part III has continued, and will, unless terminated as thereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares;
(vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of
Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

        During the fiscal years ended December 31, 1999, 1998 and 1997 payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were made were for compensation. During those periods, no payments were made under Part III or Part IV of the Plan.

        During the fiscal years ended December 31, 1999, 1998 and 1997, $101,231, $104,938 and $107,821, respectively, was paid under Part I of the Plan to Qualified Recipients with respect to Class A Shares, of which $4,616, $4,446 and $4,357,respectively, was retained by the Distributor. During the same periods, $12,680, $8,988 and $7,193, respectively, was paid under Part II of the Plan to Qualified Recipients with respect to Class C Shares, of which $7,538, $6,345 and $6,724 (including amounts retained under the Shareholder Services Plan described below), respectively, was retained by the Distributor.

Shareholder Services Plan

     The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

        Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal years ended December 31, 1999, 1998 and 1997, $4,226, $2,996 and $2,397, respectively, was paid to Qualified Recipients under Part I of the Plan.

Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

        Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than
0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the year ended December 31, 1999.

General Provisions

     While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.


   Codes of Ethics

        The Fund, the Manager the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Auditors

     The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

     The Fund's Custodian, Bank One Fund Company, N.A., 100 East Broad Street, Columbus, Ohio 43271, is responsible for holding the Fund's assets.

        The Fund's auditors, KPMG LLP, 757 Third Avenue, New York, New York, 10017, perform an annual audit of the Fund's financial statements.

                 BROKERAGE ALLOCATION AND OTHER PRACTICES

        During the fiscal years ended December 31, 1999, 1998 and 1997, all of the Fund's transactions were principal transactions and no brokerage commissions were paid.

         Brokerage allocation and other practices relating to purchases and sales of the Fund's securities are set forth in the description of the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

                              CAPITAL STOCK

     The Fund has four classes of shares.

     * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.05 of 1% of the average annual net assets represented by the Class A Shares.

     * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

     Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently 0.10 of 1% of such net assets, and a services fee of
     0.25 of 1% of such assets.

     The Fund's four classes of shares differ in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Colorado Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

               PURCHASE, REDEMPTION, AND PRICING OF SHARES

        The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class A Shares issued under the following circumstances:

               (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

               (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million:

     See "Special Dealer Arrangements" for other circumstances under which Class A Shares are considered CDSC Class A Shares. CDSC Class A Shares do not include: (i)Class A Shares purchased without a sales charge as described under "General" below and (ii)Class A Shares purchased in transactions of less than $1 million when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

Broker/Dealer Compensation - Class A Shares

     Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

     You will pay 1% of the Redemption Value if you redeem within the first two years after purchase, and 0.50 of 1% of the Redemption Value if you redeem within the third or fourth year.

     The "Redemption Value" of your shares which is the lesser of: (i) the net asset value when you purchased the CDSC Class A Shares you are redeeming; or (ii) the net asset value at the time of your redemption.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

     The Fund will treat all CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" in the Additional Statement), running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares


The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                      Amount Distributed
                                        to Broker/Dealer as a %
                                        of Purchase Price

$1 million but less than $2.5 million             1%

$2.5 million but less than $5 million        0.50 of 1%

$5 million or more                           0.25 of 1%



Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

     Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see Letter of Intent provisions of the Application.

     General

     Class A Shares may be purchased without a sales charge by:

          *    the Fund's Trustees and officers,
          * the directors, officers and certain employees, retired employees and representatives of the Manager, Sub-Adviser, Distributor, and their parents and/or affiliates,
          * selected dealers and brokers and their officers and employees,
          * certain persons connected with firms providing legal, advertising or public relations assistance,
          * certain family members of, and plans for the benefit of, the foregoing,
          * and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

      Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

      Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

        A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker-dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker-dealer), which

          (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

          (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

   (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

     At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies

     Class A Shares of the Fund may be purchased without sales charge from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

     To qualify, follow these special procedures:

          1. Send a completed Application (included with the Prospectus) and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-2513. Do not send this material to the address indicated on the Application.

          2. Your completed Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a qualifying redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

               Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

          3. Complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

Special Dealer Arrangements

        The Distributor (not the Fund) will pay to any dealer with which it has made prior arrangements and which effects a purchase of Class A Shares of the Fund from the proceeds of a qualifying redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) up to 1% of the purchase. The shareholder, however, will not be subject to any sales charge.





   Dealer payments will be made in up to four payments of 0.25 of 1% of the proceeds over a four-year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, with respect to any part of the investment that remains in the Fund during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.

Additional Compensation for Broker/Dealers

     The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of share sold.

     The Distributor, not the Fund, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Fund receives from your payment will not be affected.

     Additional compensation may include full or partial payment for:

          *    advertising of the Fund's shares;
          * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or
          * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

     Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Fund's shares. However, broker/dealers may not use sales of the Fund's shares to qualify for additional compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included with the Prospectus.)

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

     You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

     Share certificates will not be issued:

          *    for fractional Class A Shares;
          * if you have selected Automatic Investment or Telephone Investment for Class A Shares; or
          * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account.

     Share certificates will not be issued for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment privilege

     If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

        There is an exchange privilege as set forth below among this Fund, certain tax-free municipal bond funds and equity funds (together with the Fund, the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the SAI, the Aquila-sponsored Bond or Equity Funds are this Fund, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

        Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. Such exchangeability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

     The following important information should be noted:

     (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

     (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                         800-872-2651 toll free

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

     Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond Funds or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila bond or equity funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

   "Transfer on Death"("TOD") Registration (Not Available for Class I
Shares)

        Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

         You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the
Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD
States.

Computation of Net Asset Value

     The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Colorado Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Colorado Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Colorado Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Colorado Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Colorado Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and
(ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

  Limitation of Redemptions in Kind

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.


                        ADDITIONAL TAX INFORMATION

Certain Exchanges

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Fund

        During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

     The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. For redemptions made after January 1, 1998, your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

     When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                               UNDERWRITERS

     Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


(1)            (2)            (3)            (4)            (5)

Name of      Net Under-     Compensation    Brokerage    Other
Principal    writing      on Redemptions    Commissions  Compen-
Underwriter  Discounts      and                          sation
             and            Repurchases
             Commissions

Aquila       $55,275     None            None          None(1)
Distributors
Inc.

  (1) Amounts paid to the Distributor under the Fund's Distribution Plan described in the Prospectus are for compensation.



                               PERFORMANCE

     As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's classes of shares. Each of these and other methods that may be used by the Fund are described in the following material. Prior to April 30, 1996, the Fund had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Class I Shares were first offered on April 30, 1998 and none were outstanding during the periods indicated.

Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10 year periods and a period since the inception of the operations of the Fund (on May 21, 1987) that would equate an initial hypothetical $1,000 investment in shares of each of the Fund's classes to the value such an investment would have if it were completely redeemed at the end of each such period.

     In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable Contingent Deferred Sales Charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

     Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Fund.

Average Annual Compounded Rates of Return:

          Class A Shares      Class C Shares      Class Y Shares

One Year       -4.78%         -2.68%              -0.79%

Five Years     4.70%          N/A                 N/A

Ten Years      5.65%          N/A                 N/A

Since
inception on
May 21, 1987   6.02%          3.25%(1)            4.80%(1)

(1) Period from April 30, 1996 (inception of class) through December 31,
1999.

     These figures were calculated according to the following SEC formula:

                              P(1+T)n  = ERV
where

               P    =    a hypothetical initial payment of $1,000

               T    =    average annual total return

               n    =    number of years

               ERV  =    ending redeemable value of a hypothetical $1,000
 payment made at
the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.

     The Fund may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.

Total Return

          Class A Shares      Class C Shares      Class Y Shares

One Year       -4.78%              -2.68%              -0.79%

Five Years     25.82%              N/A                 N/A

Ten Years      73.24%              N/A                 N/A

Since
inception on
May 21, 1987   109.21%             12.45%(1)           18.79%(1)

(1) Period from April 30, 1996 (inception of class) through December 31,
1999.


Yield

     Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Fund's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

     The Fund may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined Federal and Colorado income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any).

     The Colorado and the combined Colorado and Federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 5.0% and 43.75% respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.

   Yield for the 30-day period ended December 31, 1999 (the date of the Fund's most recent audited financial statements):

     Class A Shares      Class C Shares      Class Y Shares

Yield     4.18%               3.39%               4.41%

Taxable
Equivalent
Yield     6.79%               5.51%               7.17%

     These figures were obtained using the Securities and Exchange Commission formula:


                        Yield = 2 [(a-b + 1)6  -1]
                                   ----
                                    cd
where:

     a = interest earned during the period

     b = expenses accrued for the period (net of waivers and reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends

     d = the maximum offering price per share on the last day of the period


Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

                                APPENDIX A
                  DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

          AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

          A    Debt rated "A" has a strong capacity to pay interest and
          repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

          Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A    Bonds which are rated A possess many favorable investment
          attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

          Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

                    MIG1/VMIG1     This designation denotes best quality.
                    There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                    MIG2/VMIG2     This designation denotes high quality.
                    Margins of protection are ample although not so large as in the preceding group.

                    MIG3/VMIG3     This designation denotes favorable
                    quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                    MIG4/VMIG4     This designation denotes adequate
                    quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.









                         TAX-FREE FUND OF COLORADO
                         PART C: OTHER INFORMATION

       (a) Financial Statements:

           Included in Part A:
             Financial Highlights

           Incorporated by reference into Part B:
             Report of Independent Certified Public
               Accountants
             Statement of Investments as of
               December 31, 1999
             Statement of Assets and Liabilities
               as of December 31, 1999
             Statement of Operations for the year
               ended December 31, 1999
             Statement of Changes in Net Assets for the
               years ended December 31, 1999 and 1998
             Notes to Financial Statements


     ITEM 23. Exhibits

         (a) Supplemental Declaration of Trust Amending and
             Restating the Declaration of Trust (i)

         (b) By-laws (iv)

         (c) Instruments defining rights of shareholders

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund.

         (d) (i) Advisory and Administration Agreement (iv)

        (ii) Sub-Advisory Agreement (iv)

         (e) (i) Distribution Agreement (ii)

             (iii) Sales Agreement (for brokerage firms) (ii)

             (iv) Sales Agreement (for financial institutions) (ii)

             (v) Shareholder Services Agreement (i)

         (f) Not applicable

         (g) Custody Agreement (i)

         (h) (a) Transfer Agency Agreement (iii)

        (i)  (i) Opinion of counsel (iii)

               (ii) Consent of counsel (v)

        (j) Consent of accountants (v)

        (k) Not applicable

        (l) Not Applicable

        (m) (i) Distribution Plan (iii)

            (ii) Shareholder Services Plan (iii)



        (n) Plan pursuant to Rule 18f-3 under the 1940 Act (iii)

          (o) Reserved

          (p) (i) Code of Ethics of the Registrant (v)

        (ii) Code of Ethics of the Manager (v)

        (iii)     Code of Ethics of the Sub-Adviser (v)

       (i) Filed as an exhibit to Registrant's Post-Effective
           Amendment No. 10 dated April 26, 1996 and incorporated herein by reference.

      (ii) Filed as an exhibit to Registrant's Post-Effective
           Amendment No. 11 dated April 28, 1997 and incorporated herein by reference.

      (iii) Filed as an exhibit to Registrant's Post-Effective
           Amendment No. 12 dated April 28, 1998 and incorporated herein by reference.

     (iv) Filed as an exhibit to Registrant's Post-Effective
           Amendment No. 14 dated April 28, 1999 and incorporated herein by reference.

     (v) Filed herewith.

     ITEM 24. Persons Controlled By Or Under Common Control With
              Registrant

              None

     ITEM 25. Indemnification

              Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust Amending and Restating the Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 15 dated March 28, 1996, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action,suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     ITEM 26. Business & Other Connections of Investment Adviser

     The business and other connections of Aquila Management Corporation, the Fund's Investment Adviser and Administrator is set forth in the prospectus (Part A); the business and other connections of Mr. Lacy B. Herrmann, its controlling shareholder are set forth in the Statement of Additional Information (Part
     B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

     KPM Investment Management Inc., Registrant's investment Sub-Adviser, is a registered investment adviser. For information about the business, profession, vocation, or employment of a substantial nature of the investment adviser, its directors, and its officers, reference is made to the Form ADV filed by it under the Investment Adviser's Act of 1940.

     ITEM 27. Principal Underwriters

     (a) Aquila Distributors, Inc. serves as principal underwriter to the following Funds, including the Registrant: Capital Cash Management Trust, Churchill Cash Reserves Trust, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Prime Cash Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund and Tax-Free Trust of Oregon.

         (b)For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

          (c)Not applicable.

     ITEM 28. Location of Accounts and Records

     All such accounts, books, and other documents are maintained by the Manager, the Sub-Adviser the custodian, and the transfer agent, whose addresses appear in or on the back cover pages of the Prospectus and the Statement of Additional Information.

     ITEM 29. Management Services

              Not applicable.

     ITEM 30. Undertakings

       (a)  Not applicable.

       (b)  Not applicable.

                                SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of April, 2000.




                                   TAX-FREE FUND OF COLORADO
                                   (Registrant)

                                         /s/Lacy B. Herrmann
                                    By____________________________
                                    Lacy B. Herrmann
                                     Chairman of the Board


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


     /s/Lacy B. Herrmann                                    4/28/00
     ______________________     Chairman of     ___________
        Lacy B. Herrmann        the Board and Trustee
                                (Principal Executive
                                Officer)
     /s/Tucker Hart Adams                                   4/28/00
     ______________________     Trustee                    ___________
        Tucker Hart Adams


     /s/Arthur K. Carlson                                   4/28/00
     ______________________     Trustee                    ___________
       Arthur K. Carlson


     /s/Anne J. Mills                                       4/28/00
     ______________________     Trustee                    ___________
          Anne J. Mills


     /s/J. William Weeks                                    4/28/00
     ----------------------     Trustee                    -----------
     J. William Weeks


     /s/John G. Welles                                      4/28/00
     ______________________     Trustee                    ___________
        John G. Welles


     /s/Rose F. Marotta                                     4/28/00
     ______________________    Chief Financial Officer     ___________
        Rose F. Marotta        (Principal Financial and
                               Accounting Officer)

                        TAX-FREE FUND OF COLORADO

                               Exhibit List

     Number         Description

     (i)(ii)        Consent of Fund counsel

     (j)  Consent of accountants

     (p)(i)         Code of Ethics of the Registrant

          (ii) Code of Ethics of the Manager

          (iii)     Code of Ethics of the Sub-Adviser


                    Correspondence